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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


      Pursuant to Section 13 or 15d of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 16, 2002

                                   [LOGO]
                                   KEYCORP
               --------------------------------------------------
             (Exact name of registrant as specified in its charter)

            Ohio                        0-850                 34-6542451
----------------------------     --------------------    -----------------------
(State or other jurisdiction         Commission            (I.R.S. Employer
     of incorporation or             File Number          Identification No.)
        organization)


127 Public Square, Cleveland, Ohio                             44114-1306
----------------------------------                      ------------------------
 (Address of principal executive                               (Zip Code)
            offices)


       Registrant's telephone number, including area code: (216) 689-6300

ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

On January 16, 2002, the Registrant issued a press release announcing its earnings results for the three- and twelve-month period ended December 31, 2001. This press release, dated January 16, 2002, is attached as Exhibit 99.1 to this report.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)      EXHIBITS

          99.1 The Registrant's January 16, 2002, press release announcing its earnings results for the three- and twelve-month period ended December 31, 2001.


ITEM 9. REGULATION FD DISCLOSURE

On January 16, 2002, the Registrant conducted a conference call/webcast to discuss its quarterly earnings and currently anticipated earnings trends. The slide presentation reviewed by the Registrant in the conference call/webcast follows as Annex A to this Item 9.






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                                                                               1


                                    Annex A

                           FOURTH QUARTER 2001 REVIEW


                                     [LOGO]


                                January 16, 2002


                                                                          [LOGO]


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                                                                               2


                PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995
                      FORWARD-LOOKING STATEMENT DISCLOSURE

The conference call and discussion, including related questions and answers, and presentation materials, contain forward-looking statements about issues like anticipated first quarter and full-year 2002 earnings, anticipated level of net loan charge-offs and nonperforming assets and anticipated improvement in profitability and competitiveness. Forward-looking statements by their nature are subject to assumptions, risks and uncertainties. Actual results could differ materially from those contained in or implied by such forward-looking statements for a variety of factors including: changes in interest rates; continued weakness in the economy which could materially impact credit quality trends and the ability to generate loans; failure of the capital markets to function consistent with customary levels; delay in or inability to execute strategic initiatives designed to grow revenues and/or manage expenses; consummation of significant business combinations or divestitures; changes in law imposing new legal obligations or restrictions or unfavorable resolution of litigation; disruption in the economy or business operations or activities as a result of terrorist activities or military actions; and changes in accounting, tax or regulatory practices or requirements.


                                                                          [LOGO]


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                                                                               3


FOURTH QUARTER REVIEW

- INTRODUCTION           B. SOMERS

- OVERVIEW 2001          H. MEYER

- FINANCIAL REVIEW       L. IRVING

- ASSET QUALITY          K. BLAKELY

- OUTLOOK / Q&A          B. SOMERS


                                                                          [LOGO]


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                                                                               4


OVERVIEW- 2001

- SHARPENED STRATEGIC FOCUS AND SIMPLIFIED ORGANIZATION

- STRENGTHENED ACCOUNTABILITY

- DELIVERED ON PEG COMMITMENTS

- INCREASED LOAN LOSS RESERVE

- ACCELERATED DOWNSIZING OF AUTO AND OTHER LOW SPREAD BUSINESSES

- EXIT NON-RELATIONSHIP CORPORATE LENDING

- INCREASED DIVIDEND


                                                                          [LOGO]


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                                                                               5


FINANCIAL HIGHLIGHTS - 4Q01

- EPS MEETS CONSENSUS $(0.41)

- ADDITIONAL LOAN LOSS PROVISION: $590MM

- SPECIAL CHARGES: $60 MILLION

- NET INTEREST MARGIN INCREASED 13 B.P.

- FAVORABLE TRENDS IN FEE INCOME

- CONTINUED FOCUS ON EXPENSES


                                                                          [LOGO]


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                                                                               6


NET INTEREST INCOME & Margin (TE)

in millions

                                    [GRAPH]

                     4Q00          1Q01          2Q01          3Q01         4Q01

NET INTEREST         $709          $695          $719          $730         $726
 INCOME

NET INTEREST        3.71%         3.63%         3.77%         3.85%        3.98%
 MARGIN

AVG. EARNING   $   76,036    $   76,872    $   76,546    $   75,687    $  72,706
ASSETS


                                                                          [LOGO]


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                                                                               7


NET INTEREST MARGIN (TE)
3Q01 vs. 4Q01

Net Interest Margin  3Q01                       3.85%

Loan Mix & Spreads                              .08
Deposit Mix & Spreads                          (.08)
Lease Yields                                    .06
Seasonal Factors                                .04
Balance Sheet Management                        .03
                                               -------
Total                                            13bp

Net Interest Margin  4Q01                       3.98%


                                                                          [LOGO]


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                                                                               8


CORE NONINTEREST INCOME
3Q01 vs. 4Q01
  in millions

Noninterest Income 3Q01                         $454

Higher letter of credit & loan fees             11
Income from demutualization                     10
All other-net                                  (10)
Principal investing write-downs                (37)
Reserve for customer derivatives               (10)
                                              -------

Noninterest Income 4Q01                         $418


                                                                          [LOGO]


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                                                                               9


CORE NONINTEREST EXPENSE
3Q01 vs. 4Q01
in millions

Noninterest Expense 3Q01                      $683

Demutualization contribution                    10
Higher IC tied to revenue                        7
All other-net                                    2
                                            -------
Noninterest Expense 4Q01                      $702

                                                                          [LOGO]
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                                                                              10


PEG COST SAVINGS
NONINTEREST EXPENSE: ACTUAL vs. INFLATIONARY GROWTH


(in millions)
                                    [GRAPH]

                                    1999           2000            2001              2002
Noninterest expense adjusted
  for inflation                    $2,776(b)     $2,869(c)       $2,949(d)      $3,010(e)
Noninterest expense (a)             2,776         2,789           2,769          2,770T
                                   ------        ------          ------         -------
Savings                            $   --        $   80          $  180         $   240
                                   ======        ======          ======         =======

(a) Total noninterest expense less significant nonrecurring items, adjusted for divested operations
(b)  CPI base
(c)  CPI + 3.4% (Bureau of Labor Statistics Jan-Dec 2000)
(d)  CPI + 2.8% (Bureau of Labor Statistics Jan-Nov 2001)
(e)  CPI + 2.0% (Estimate of 2% for 2002)

 T - Target for 2002


                                                                          [LOGO]


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                                                                              11


NET CHARGE-OFFS BY LOAN TYPE

IN MILLIONS                          4Q00     1Q01     2Q01     3Q01     4Q01
                                     ----     ----     ----     ----     ----

CONTINUING PORTFOLIO
Commercial                       $   43.0 $   51.0 $   39.9 $   47.8 $   62.3
Consumer                             64.8     58.2     59.6     68.1     70.4
                                     ----     ----     ----     ----     ----
                                    107.8    109.2     99.5    115.9    132.7

RUN-OFF PORTFOLIO & LOAN SALES                         71.3     57.0     87.2
                                                       ----     ----     ----

TOTAL NET C/O                    $  107.8 $  109.2 $  170.8 $  172.9 $  219.9


                                                                          [LOGO]


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                                                                              12


ASSET QUALITY INDICATORS


                                     TOTAL       TOTAL    CONTINUING  CONTINUING
                                   PORTFOLIO   PORTFOLIO   PORTFOLIO   PORTFOLIO
IN MILLIONS                           3Q01        4Q01        3Q01         4Q01
                                      ----        ----        ----         ----

Nonperforming Loans                  $  885      $  910      $  652      $  679
to EOP Loans                          1.37%       1.44%       1.03%       1.09%

Nonperforming Assets                 $  913      $  947      $  680      $  716
to EOP Loans + OREO                   1.41%       1.49%       1.07%       1.15%

Net C/O                              $  173      $  220      $  116      $  133
to Average Loans                      1.04%       1.37%       0.71%       0.84%

Allowance                            $1,174      $1,677      $1,002      $1,402
to Total Loans                        1.82%       2.65%       1.58%       2.25%
to Nonperforming Loans                 133%        184%        154%        206%


                                                                          [LOGO]


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                                                                              13


RUN-OFF PORTFOLIO &
NONREPLENISHING RESERVES

IN MILLIONS


                            5/17/01      6/30/01      9/30/01     12/31/01
                            -------      -------      -------     --------

COMMITMENTS                  $2,648       $2,393       $2,019       $1,694

OUTSTANDINGS                  1,611        1,423        1,176        1,023

ALLOWANCE FOR
LOAN LOSSES                     300          229          172          275

NPLs                            257          242          233          231


                                                                          [LOGO]


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                                                                              14


NONPERFORMING LOANS: 4Q01


        4Q01 INCREASE IN NPL: $ 25MM OR 3%

        LARGEST NPL:    $ 32MM (HEALTHCARE-CP)

        10TH LARGEST:   $ 12MM (STRUCTURED FINANCE- ROP)

        20TH LARGEST:   $  9MM (STRUCTURED FINANCE-ROP)


CP:  CONTINUING PORTFOLIO
ROP: RUN-OFF PORTFOLIO


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                                                                              15


NONPERFORMING LOANS: 4Q01

Composition of Top 20 NPLs:
    in millions
                                           CP          ROP           TP
                                           --          ---           --
Healthcare                               $120           --         $120
Structured Finance                         --         $ 75           75
Middle Market                              10           21           31
Large Corporate                            10           20           30
Leasing                                    14           --           14
Key Capital Partners                       13           --           13
Commercial Real Estate                     --           --           --

CP:  Continuing Portfolio   $167M
ROP: Run-off Portfolio       116M
                           ------
TP:  Total Portfolio        $283M

Top 20 Average Size        $14.2M


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                                                                              16


SUMMARY OF SIGNIFICANT ACTIONS - 2001

-    Accelerated downsizing of auto business
     -    Reduced auto leases and indirect loans by $1.2 billion

-    Exit non-relationship corporate lending
     -    Runoff portfolio reduced by $588 million

-    Sold $4.4 billion of loans

-    Reduced dependence on wholesale funding by $4.1 billion

-    Added $676 million to loan loss reserve


                                                                          [LOGO]


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                                                                              17


FIRST QUARTER 2002 OUTLOOK
(COMPARED WITH 4Q01)

REVENUE             SLIGHT INCREASE (4Q INCLUDES SPECIAL CHARGES OF $60 MILL.)
                    -    FLAT TO SLIGHTLY LOWER LOANS
                    -    SEASONAL DECLINE IN NIM
                    -    MODEST FEE GROWTH

EXPENSE             MODEST DECREASE

CREDIT QUALITY      NPAs ARE EXPECTED TO INCREASE
                    SLIGHT INCREASE IN CORE NET CHARGE-OFFS

EARNINGS            EPS RANGE:  $0.54 TO $0.57


                                                                          [LOGO]


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                                                                              18







                                    APPENDIX







                                                                          [LOGO]


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[B

                                                                              19


LINE OF BUSINESS PERFORMANCE


                                 RETAIL BANKING
                      (A DIVISION OF KEY CONSUMER BANKING)

IN MILLIONS

                                    [GRAPH]

                4Q00           1Q01         2Q01         3Q01         4Q01

REVENUE         $341           $339         $341         $361         $343

NET INCOME      $ 73           $ 74         $ 73         $ 88         $ 80




NONINTEREST INCOME AND EXPENSE ATTRIBUTABLE TO KEY CAPITAL PARTNERS IS ASSIGNED TO RETAIL BANKING, HOME EQUITY AND CONSUMER FINANCE OR KEY CORPORATE FINANCE IF ONE OF THOSE BUSINESSES IS PRINCIPALLY RESPONSIBLE FOR MAINTAINING THE RELATIONSHIP WITH THE CLIENT THAT USED KEY CAPITAL PARTNERS' PRODUCTS AND SERVICES.


                                                                          [LOGO]


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                                                                              20


LINE OF BUSINESS PERFORMANCE


                         HOME EQUITY & CONSUMER FINANCE
                      (A DIVISION OF KEY CONSUMER BANKING)





                                    [GRAPH]


IN MILLIONS

                   4Q00        1Q01       2Q01          3Q01          4Q01

REVENUE            $146        $147       $146          $154          $144

NET INCOME         $ 17        $ 19       $ 17*         $ 19          $ 12



* EXCLUDES ONE-TIME CHARGE FOR RETAINED INTERESTS IN SECURITIZED ASSETS



NONINTEREST INCOME AND EXPENSE ATTRIBUTABLE TO KEY CAPITAL PARTNERS IS ASSIGNED TO RETAIL BANKING, HOME EQUITY AND CONSUMER FINANCE OR KEY CORPORATE FINANCE IF ONE OF THOSE BUSINESSES IS PRINCIPALLY RESPONSIBLE FOR MAINTAINING THE RELATIONSHIP WITH THE CLIENT THAT USED KEY CAPITAL PARTNERS' PRODUCTS AND SERVICES.


                                                                          [LOGO]


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                                                                              21


LINE OF BUSINESS PERFORMANCE

                             KEY CORPORATE FINANCE




                                    [GRAPH]


IN MILLIONS

                   4Q00        1Q01       2Q01          3Q01          4Q01

REVENUE            $480        $442       $474          $459          $498

NET INCOME         $141        $109       $130          $127          $150





NONINTEREST INCOME AND EXPENSE ATTRIBUTABLE TO KEY CAPITAL PARTNERS IS ASSIGNED TO RETAIL BANKING, HOME EQUITY AND CONSUMER FINANCE OR KEY CORPORATE FINANCE IF ONE OF THOSE BUSINESSES IS PRINCIPALLY RESPONSIBLE FOR MAINTAINING THE RELATIONSHIP WITH THE CLIENT THAT USED KEY CAPITAL PARTNERS' PRODUCTS AND SERVICES.


                                                                          [LOGO]


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                                                                              22


LINE OF BUSINESS PERFORMANCE

                              KEY CAPITAL PARTNERS




                                    [GRAPH]

IN MILLIONS

                   4Q00        1Q01       2Q01          3Q01          4Q01

REVENUE            $250        $244       $240          $243          $241

NET INCOME         $ 24        $ 13       $ 13         $ 19          $ 20







NONINTEREST INCOME AND EXPENSE ATTRIBUTABLE TO KEY CAPITAL PARTNERS IS ASSIGNED TO RETAIL BANKING, HOME EQUITY AND CONSUMER FINANCE OR KEY CORPORATE FINANCE IF ONE OF THOSE BUSINESSES IS PRINCIPALLY RESPONSIBLE FOR MAINTAINING THE RELATIONSHIP WITH THE CLIENT THAT USED KEY CAPITAL PARTNERS' PRODUCTS AND SERVICES.


                                                                          [LOGO]


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                                                                              23


NONINTEREST INCOME

IN MILLIONS                              4Q00   1Q01   2Q01   3Q01   4Q01
                                         ----   ----   ----   ----   ----
  RECURRING ITEMS

  1. Trust & Invest Services Inc.        $150   $141   $132   $140   $137
  2. Inv. Banking & Cap. Mkts. Inc.        94     65     72     46      6
  3. Service Charges on Deposits           85     84     90    107    106
  4. COLI Income                           31     27     27     28     32
  5. L/C & Loan Fees                       34     29     30     27     38
  6. Electronic Banking Fees               18     17     18     20     19
  7. Other Income                          96     92     29     86     80
                                         ----   ----   ----   ----   ----
 CORE NONINTEREST INCOME                  508    455    398    454    418

 NON-CORE ITEMS                             -      -      -      -      -
                                         ----   ----   ----   ----   ----
TOTAL NONINTEREST INCOME                 $508   $455   $398   $454   $418


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                                                                              24


NONINTEREST EXPENSE


IN MILLIONS                            4Q00     1Q01    2Q01    3Q01    4Q01
                                      -----    -----   -----   -----   -----
RECURRING ITEMS
  1. Personnel                        $ 360    $ 364   $ 345   $ 334   $ 335
  2. Net Occupancy & Equipment           97       95      96      97      96
  3. Computer Processing                 62       62      63      62      65
  4. Marketing                           28       27      29      31      25
  5. Amortization of Intangibles         25       26      24      22      23
  6. Professional Fees                   19       18      19      26      25
  7. Postage & Delivery                  16       17      16      16      14
  8. Telecommunications                  12       11      12      10      11
  9. Other Expense                       89       78      82      85     108
                                      -----    -----   -----   -----   -----
CORE NONINTEREST EXPENSE                708      698     686     683     702

 NON-CORE ITEMS                          (3)       -     172       -       -
                                      -----    -----   -----   -----   -----
TOTAL NONINTEREST EXPENSE             $ 705    $ 698   $ 858   $ 683   $ 702


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                                                                              25


STATEMENT OF INCOME-REPORTED

IN MILLIONS, EXCEPT PER SHARE DATA    4Q00    1Q01     2Q01     3Q01     4Q01
                                      ----    ----     ----     ----     ----

Net Interest Income (TE)             $ 709   $ 695    $ 719    $ 730   $   726
Loan Loss Provision                    108     110      401      116       723
Noninterest Income                     508     455      398      454       418
Noninterest Expense                    705     698      858      683       702
                                     -----   -----    -----    -----     -----
                                       404     342     (142)     385      (281)
Income Taxes & TE adj.                 138     124       (6)     136      (107)
Accounting Change, Net of Tax            -      (1)     (24)       -         -
                                     -----   -----    -----    -----     -----
Net Income (Loss)                     $266    $217    $(160)   $ 249   $  (174)
Avg. Common Shares O/S
      Assuming Dilution              430.6   429.9    424.7    430.3     423.6

EPS - Assuming Dilution              $0.62   $0.51   $(0.38)   $0.58    $(0.41)


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                                                                              26


SIGNIFICANT NON-CORE ITEMS

IN MILLIONS, EXCEPT PER SHARE DATA    4Q00     1Q01       2Q01     3Q01   4Q01
                                      ----     ----       ----     ----   ----
Net Interest Income (TE)                 -        -          -        -      -
Loan Loss Provision                  $  13        -          -        -      -
Noninterest Income                       -        -          -        -      -
Noninterest Expense                     (3)       -      $ 172        -      -
                                     ------              ------
                                       (10)       -       (172)       -      -
Income Taxes and TE adj.                (4)       -         (8)       -      -
Acct. Change, Net of Tax                 -        -        (24)       -      -
                                     ------    -----     ------    -----  -----
Net Loss                              $ (6)       -      $(188)       -      -


4Q00 Adjustment to loan loss provision (FFIEC), restructuring credit and other one-time charges
2Q01 Goodwill write-down, additional litigation reserves, restructuring and other one-time net charges, accounting change for retained interests


                                                                          [LOGO]
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                                                                              27


STATEMENT OF INCOME-CORE


IN MILLIONS, EXCEPT PER SHARE DATA     4Q00    1Q01     2Q01    3Q01     4Q01
                                       ----    ----     ----    ----     ----
Net Interest Income (TE)              $ 709   $ 695    $ 719   $ 730    $  726
Loan Loss Provision                      95     110      401     116       723
Noninterest Income                      508     455      398     454       418
Noninterest Expense                     708     698      686     683       702
                                      -----   -----    -----   -----    ------
                                        414     342       30     385      (281)
Income Taxes & TE adj.                  142     124        2     136      (107)
Accounting Change, Net of Tax             -      (1)       -       -         -
                                      -----   -----    -----   -----    ------
Net Income                            $ 272   $ 217    $  28   $ 249    $ (174)
Avg. Common Shares O/S
      Assuming Dilution               430.6   429.9    424.7   430.3     423.6

EPS - Core                            $0.63   $0.51    $0.07   $0.58    $(0.41)


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                                                                              28


ASSET QUALITY INDICATORS

CP: CONTINUING PORTFOLIO
TP: TOTAL PORTFOLIO
                                                                  CP        TP
IN MILLIONS              4Q00       1Q01      2Q01      3Q01     4Q01      4Q01
                         ----       ----      ----      ----     ----      ----

Nonperforming Loans    $  650     $  713    $  797    $  885   $  679    $  910
to EOP Loans             0.97%      1.06%     1.20%     1.37%    1.09%     1.44%

Nonperforming Assets   $  672     $  740    $  823    $  913   $  716    $  947
to EOP Loans + OREO      1.00%      1.10%     1.23%     1.41%    1.15%     1.49%

Net C/O                $   95*    $  109    $  171    $  173   $  133    $  220
to Average Loans         0.57%*     0.66%     1.02%     1.04%    0.84%     1.37%

Allowance              $1,001     $1,001    $1,231    $1,174   $1,402    $1,677
to Total Loans           1.50%      1.49%     1.85%     1.82%    2.25%     2.65%
to Nonperforming Loans    154%       140%      154%      133%     206%      184%

*  EXCLUDES FFIEC AND ONE-TIME ITEMS


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                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                       KEYCORP
                                        --------------------------------------
                                                    (Registrant)


Date:  January 16, 2002                            /s/ Lee Irving
                                        --------------------------------------
                                        By:   Lee Irving
                                              Executive Vice President
                                              and Chief Accounting Officer